UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported)   January 23, 2008
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                     Birner Dental Management Services, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Colorado
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                 (State or Other Jurisdiction of Incorporation)

              0-23367                                  84-1307044
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      (Commission File Number)              (IRS Employer Identification No.)

          3801 East Florida Avenue, Suite 508, Denver, CO       80210
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            (Address of Principal Executive Offices)          (Zip Code)

                                 (303) 691-0680
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              (Registrant's Telephone Number, Including Area Code)


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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 DFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

On January 23, 2008, Birner Dental Management Services, Inc. issued the attached press release announcing that the Board of Directors has approved up to $1,000,000 of stock repurchases. The press release is filed as Exhibit 99.9.

Item 9.01     Financial Statements and Exhibits

(c)   Exhibits

Exhibit No.   Description
-----------   ------------------------------------------------------------------
99.9          Press release dated January 23, 2008 entitled "Birner Dental
              Management Services, Inc. to Continue Buying Its Common Stock".

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.





                         BIRNER DENTAL MANAGEMENT SERVICES, INC.
                         ---------------------------------------
                         a Colorado corporation


Date: January 23, 2008   By:    /s/ Dennis N. Genty
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                         Name:  Dennis N. Genty
                         Title: Chief Financial Officer, Secretary and Treasurer
                                (Principal Financial and Accounting Officer)